                      Securities and Exchange Commission
                            Washington, D.C. 20549


                                  Form 8-K/A

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of Earliest Event Reported):
                         May 7, 1998 (March 27, 1998)

                            Tier Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)


          California                           000-23195                          94-3145844
(State or Other Jurisdiction of         (Commission File Number)          (IRS Employer Identification
          Incorporation)                                                           Number)


1350 Treat Boulevard, Suite 250, Walnut Creek, California                          94596
(Address of Principal Executive   Offices)                                       (Zip Code)

                                (925) 937-3950
                            (Registrant's Telephone
                         Number, Including Area Code)



                                      None
                        (Former Name or Former Address,
                         if changed since last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     As of March 1, 1998, Tier Technologies, Inc., a California corporation (the "Registrant"), through the Registrant's wholly owned subsidiary, Tier Technologies (Australia) Pty Limited, a company organized under the laws of the Commonwealth of Australia, acquired the assets of Sancha Computer Services Pty Limited and Sancha Software Development Pty Limited, each a company organized under the laws of the Commonwealth of Australia and in the business of providing information technology services (together, "Sancha"), for consideration of $6,700,000 (Australian dollars) in cash and approximately 51,000 shares of Class B Common Stock of the Registrant. Upon the achievement of certain performance targets, Sancha may receive additional consideration in an aggregate amount not to exceed $2,450,000 (Australian dollars) in calendar years 1998 through 2000. The purchase price was determined by arms-length negotiations between representatives of the Registrant and Sancha and the funds used and to be used by the Registrant in connection with the acquisition are from the Registrant's working capital. The value of the Class B Common Stock of the Registrant was determined by dividing the average of the closing price (after conversion to Australian dollars using the exchange rate quoted by the Commonwealth Bank of Australia for buying U.S. dollars at the end of trading on the business day preceding the Purchase Date (as such term is defined in the acquisition agreement)) of the Class B Common Stock on the NASDAQ Exchange for each of the three business days preceding the date of the acquisition agreement. The foregoing description does not purport to be a complete description of the terms of the acquisition agreement, as amended, copies of which are attached hereto as exhibits and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.
     -----------------------------------------

     Sancha Group Pty Ltd.
     Report of Independent Auditors
     Consolidated Balance Sheets as of June 30, 1996 and 1997
     Consolidated Statements of Income for the Years Ended June 30, 1995, 1996,
      1997, and the six months ended December 31, 1996 and 1997 (Unaudited) Consolidated Statements of Stockholders' Equity for the Years ended June
      30, 1995, 1996 and 1997 and the six months ended December 31, 1997 (Unaudited)
     Consolidated Statements of Cash Flows for the Years ended June 30, 1995,
      1996 and 1997 and the six months ended December 31, 1996 and 1997 (Unaudited)
     Notes to Consolidated Financial Statements

(b)  Pro Forma Financial Information.
     -------------------------------

     Introduction
     Pro Forma Condensed Consolidated Statement of Income for the
      nine months ended September 30, 1997 (Unaudited)
     Pro Forma Condensed Consolidated Statement of Income for the six months ended March 31, 1998 (Unaudited)
     Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

(c)  Exhibits.  The following are filed as exhibits to this Form 8-K and are
     --------
     incorporated herein by reference.

                                                                                   EXHIBIT
                                                                                  REFERENCE
     2.1   Business Purchase Agreement, among Sancha Computer Services Pty
           Limited, Sancha Software Development Pty Limited and Tier                 (A)
           Technologies (Australia) Pty Limited, dated as of February 26,
           1998.

     2.2   Amendment of Business Purchase Agreement, among Sancha Computer
           Services Pty Limited, Sancha Software Development Pty Limited and          (A)
           Tier Technologies (Australia) Pty Limited

     23.1  Consent of Ernst & Young, Independent Auditors

(A) Incorporated by reference to similarly numbered exhibit to the Registrant's Form 8-K dated March 27, 1998

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 7, 1998           TIER TECHNOLOGIES, INC.



                              By: /s/ George K. Ross
                                  _______________________________________
                              Name:  George K. Ross
                              Title: Executive Vice President and
                                     Chief Financial Officer (Principal
                                     Financial and Accounting Officer)

                         SANCHA COMPUTER GROUP PTY LTD

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Sancha Computer Group Pty Ltd

  We have audited the accompanying consolidated balance sheets of Sancha Computer Group Pty Ltd. as of June 30, 1996 and 1997, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sancha Computer Group Pty Ltd. at June 30, 1996 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 1997 in conformity with generally accepted accounting principles.



                                                ERNST & YOUNG


Sydney, Australia
April 29, 1998

                         SANCHA COMPUTER GROUP PTY LTD

                          CONSOLIDATED BALANCE SHEETS

                                                                 JUNE 30,
                                                            -------------------
                                                              1996      1997
                                                            -------- ----------
ASSETS
Current assets:
  Cash..................................................... $362,850 $  547,380
  Accounts receivable, net.................................  383,171    417,534
  Other receivables........................................   32,817     53,241
                                                            -------- ----------
Total current assets.......................................  778,838  1,018,155
Equipment and furniture, net...............................   17,683     37,281
                                                            -------- ----------
Total assets............................................... $796,521 $1,055,436
                                                            ======== ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank overdraft........................................... $103,299 $  197,687
  Accounts payable.........................................  144,589    228,259
  Accrued liabilities......................................   21,487     26,634
  Accrued compensation and related liabilities.............   66,081     85,923
  Accounts payable to affiliated entities..................   54,663     65,310
  Income taxes payable.....................................   96,725    132,452
                                                            -------- ----------
Total current liabilities..................................  486,844    736,265
Other liabilities..........................................   10,718     17,626
Stockholders' equity:
  Common stock A$1 par; authorized shares - 82,000; Issued
   and outstanding shares - 8,005 in 1996 and 1997.........    6,551      6,551
  Settlement funds.........................................   44,415      9,496
  Foreign currency translation adjustment..................   21,542      1,884
  Retained earnings........................................  226,451    283,614
                                                            -------- ----------
Total stockholders' equity.................................  298,959    301,545
                                                            -------- ----------
Total liabilities and stockholders' equity................. $796,521 $1,055,436
                                                            ======== ==========


                            See accompanying notes.

                         SANCHA COMPUTER GROUP PTY LTD

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                  SIX MONTHS
                               YEAR ENDED JUNE 30,            ENDED DECEMBER 31,
                         ----------------------------------  ----------------------
                            1995        1996        1997        1996        1997
                         ----------  ----------  ----------  ----------  ----------
Revenues................ $4,300,362  $5,159,888  $7,176,518  $3,750,299  $3,637,882
Cost of revenues........  2,641,510   3,145,145   4,656,204   2,465,729   2,478,014
                         ----------  ----------  ----------  ----------  ----------
Gross profit............  1,658,852   2,014,743   2,520,314   1,284,570   1,159,868
General and
 administrative
 expense................    310,123     599,270     749,379     330,271     432,693
                         ----------  ----------  ----------  ----------  ----------
Net operating income....  1,348,729   1,415,473   1,770,935     954,299     727,175
Interest income.........     11,454      15,435      18,848      10,116       7,814
Interest expense........     (1,862)     (1,184)       (951)       (812)       (351)
                         ----------  ----------  ----------  ----------  ----------
Income before income
 taxes..................  1,358,321   1,429,724   1,788,832     963,603     734,638
Provision for income
 taxes..................     62,989     102,737     133,685      72,013      34,711
                         ----------  ----------  ----------  ----------  ----------
Net income.............. $1,295,332  $1,326,987  $1,655,147  $  891,590  $  699,927
                         ==========  ==========  ==========  ==========  ==========



                            See accompanying notes.

                         SANCHA COMPUTER GROUP PTY LTD

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                FOR THE YEARS ENDED JUNE 30, 1995, 1996 AND 1997

                                                     FOREIGN
                          COMMON STOCK              CURRENCY                    TOTAL
                          ------------- SETTLEMENT TRANSLATION  RETAINED    STOCKHOLDERS'
                          SHARES AMOUNT   FUNDS    ADJUSTMENT   EARNINGS       EQUITY
                          ------ ------ ---------- ----------- -----------  -------------
Balance, July 30, 1994..  1,604  $1,894  $  9,457   $    --    $   225,423   $   236,774
  Dividends paid........    --      --        --         --       (192,487)     (192,487)
  Distributions paid....    --      --        --         --     (1,160,414)   (1,160,414)
  Net income............    --      --        --         --      1,295,332     1,295,332
  Foreign currency
   translation
   adjustment...........    --      --        --      (2,528)          --         (2,528)
                          -----  ------  --------   --------   -----------   -----------
Balance, June 30, 1995..  1,604   1,894     9,457     (2,528)      167,854       176,677
  Stock issued..........  6,401   4,657       --         --            --          4,657
  Units issued..........    --      --     34,958        --            --         34,958
  Dividends paid........    --      --        --         --       (126,452)     (126,452)
  Distributions paid....    --      --        --         --     (1,141,938)   (1,141,938)
  Net income............    --      --        --         --      1,326,987     1,326,987
  Foreign currency
   translation
   adjustment...........    --      --        --      24,070           --         24,070
                          -----  ------  --------   --------   -----------   -----------
Balance, June 30, 1996..  8,005   6,551    44,415     21,542       226,451       298,959
  Units redeemed........    --      --    (34,919)       --            --        (34,919)
  Dividends paid........    --      --        --         --       (204,022)     (204,022)
  Distributions paid....    --      --        --         --     (1,393,962)   (1,393,962)
  Net income............    --      --        --         --      1,655,147     1,655,147
  Foreign currency
   translation
   adjustment...........    --      --        --     (19,658)          --        (19,658)
                          -----  ------  --------   --------   -----------   -----------
Balance, June 30, 1997..  8,005   6,551     9,496      1,884       283,614       301,545
  Dividends paid
   (unaudited)..........    --      --        --         --       (122,500)     (122,500)
  Distributions paid
   (unaudited)..........    --      --        --         --       (130,842)     (130,842)
  Net income
   (unaudited)..........    --      --        --         --        699,927       699,927
  Foreign currency
   translation
   adjustment
   (unaudited)..........    --      --        --     (76,473)          --        (76,473)
                          -----  ------  --------   --------   -----------   -----------
Balance, December 31,
 1997 (unaudited).......  8,005  $6,551  $  9,496   $(74,589)  $   730,199   $   671,657
                          =====  ======  ========   ========   ===========   ===========

                            See accompanying notes.

                         SANCHA COMPUTER GROUP PTY LTD

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                 SIX MONTHS ENDED
                                  YEAR ENDED JUNE 30,              DECEMBER 31,
                          -------------------------------------  ------------------
                             1995         1996         1997        1996      1997
                          -----------  -----------  -----------  --------  --------
OPERATING ACTIVITIES
Net income..............  $ 1,295,332  $ 1,326,987  $ 1,655,147   891,590   699,927
Adjustments to reconcile
 net income to net cash
 provided by operating
 activities:
  Depreciation..........       19,792       14,948        6,340     4,692     6,102
  Write down of
   equipment and
   furniture............        6,592          --           --        --        --
  Changes in operating
   assets and
   liabilities:
    Accounts
     receivable.........      (51,510)    (151,435)     (34,363) (170,660) (350,224)
    Other receivables...          --       (32,104)     (20,424)   (2,774)     (908)
    Bank overdraft......      186,430      (83,131)      94,388    68,224   (63,395)
    Accounts payable....          --       144,589       83,670    39,171     2,947
    Accrued
     liabilities........       12,125        9,362        5,147    55,574    69,990
    Accrued compensation
     and related
     liabilities........       39,860       21,135       19,842   (63,625)  (24,676)
    Other liabilities...        7,472        3,246        6,908     4,122    (2,202)
    Income taxes
     payable............      (55,357)      58,414       35,727   (30,637)  (63,411)
    Accounts payable to
     affiliated
     entities...........       47,442      (29,982)      10,647    28,125   (65,310)
                          -----------  -----------  -----------  --------  --------
Net cash provided by
 operating activities...    1,508,178    1,282,029    1,863,029   823,802   208,840
INVESTING ACTIVITIES
Purchases of equipment
 and furniture..........      (18,341)     (15,802)     (25,938)  (15,024)   (6,844)
                          -----------  -----------  -----------  --------  --------
Net cash used in
 investing activities...      (18,341)     (15,802)     (25,938)  (15,024)   (6,844)
FINANCING ACTIVITIES
Dividends paid..........     (192,487)    (126,452)    (204,022) (260,800) (122,500)
Distributions paid......   (1,160,414)  (1,141,938)  (1,393,962) (526,737) (130,842)
Repayments on loan......       92,393          --           --        --        --
Units issued............          --        34,958      (34,919)  (34,919)      --
Stockholders' capital
 issued.................          --         4,657          --        --        --
                          -----------  -----------  -----------  --------  --------
Net cash provided by
 (used in) financing
 activities.............   (1,260,508)  (1,228,775)  (1,632,903) (822,456) (253,342)
Effect of exchange rate
 changes on cash........       (2,528)      24,070      (19,658)  (12,815)  (76,473)
                          -----------  -----------  -----------  --------  --------
Net increase (decrease)
 in cash................      226,801       61,522      184,530   (26,493) (127,819)
Cash at beginning of
 period.................       74,527      301,328      362,850   362,850   547,380
                          -----------  -----------  -----------  --------  --------
Cash at end of period...  $   301,328  $   362,850  $   547,380   336,357   419,561
                          ===========  ===========  ===========  ========  ========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid.........  $     1,862  $     1,184  $       951  $    812  $    345
                          ===========  ===========  ===========  ========  ========
  Income tax paid.......  $   118,346  $    50,925  $   129,507  $ 12,013  $ 34,711
                          ===========  ===========  ===========  ========  ========

                            See accompanying notes.

                         SANCHA COMPUTER GROUP PTY LTD

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(INFORMATION FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 AND 1997 IS UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Description of Business

  Sancha Computer Services Pty Limited and its subsidiaries ("the Group") are organized under the laws of Australia.

  The Group comprises the following wholly owned entities:

    Sancha Computer Group Pty Ltd
    Sancha Computer Services Pty Ltd
    Sancha Computer Services Unit Trust
    Sancha Software Development Pty Ltd
    Sancha Research Pty Ltd
    Balesyn Computer Services Pty ltd
    Balesyn Unit Trust

  The Group is in the business of providing computer consultancy services to businesses primarily in New South Wales, Victoria, Western Australia and South Australia.

 Basis of Presentation

  The Company's financial statements are prepared using the accrual basis under generally accepted accounting principles. The financial statements of the subsidiaries are consolidated where the parent company controls the subsidiary.

  The Group operates wholly in Australia and conducts all transactions in Australian dollars. The financial statements have been translated into U.S. dollars, unless otherwise denoted, with the functional currency being Australian dollars. All assets and liabilities are translated at the exchange rate at the end of the period. Changes in stockholders' equity are translated at the rate applicable on the day the transaction occurred. Income and expense items are translated using the average rate for the period. Resulting translation adjustments are included in stockholders' equity.

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

 Cash

  Cash consists of demand deposits and bank overdrafts held at a major financial institution.

 Revenue Recognition

  Revenue from consultancy services is recognized as the service is performed.

                         SANCHA COMPUTER GROUP PTY LTD

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

 Equipment and Furniture

  Equipment and furniture are stated at cost. Depreciation of equipment and furniture is computed using straight-line and declining balance methods over the estimated useful lives of individual classes of assets, which range from four to eight years. The cost and accumulated depreciation of fixed assets sold or otherwise disposed are removed from the accounts and the resulting gain or loss is included in income in the period realized.

 Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and deferred tax liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Two of the operating entities which form part of the Group are unit trusts established pursuant to trust deeds. Under Australian Taxation Law, unit trusts are not required to pay tax on their net income provided the net taxable income is distributed in full to the unitholders. Therefore, the actual tax payable by the Group only represents tax payable on the income earned by the companies which form part of the Group.

  The Australian company tax rate was 33%, 36% and 36% for the years ended June 30, 1995, 1996 and 1997, respectively.

 Concentration of Credit Risk

  In the normal course of business, the Company provides unsecured credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

 Employee Entitlements

  Provision is made for the Group's liability for employee entitlements arising from services rendered by employees to the period end. These entitlements are payable pursuant to Australian employment legislation. Entitlements expected to be paid within one year are recorded at their nominal amount. Employee entitlements payable later than one year are recorded at the present value of the estimated future cash outflows relating to those entitlements and are classified as other long-term liabilities.

2. EQUIPMENT AND FURNITURE

  The components of equipment and furniture are as follows:

                                                                  JUNE 30,
                                                              -----------------
                                                               1996      1997
                                                              -------  --------
   Equipment................................................. $99,785  $125,909
   Furniture.................................................   3,461     3,275
                                                              -------  --------
                                                              103,246   129,184
   Less Accumulated Depreciation............................. (85,563)  (91,903)
                                                              -------  --------
                                                              $17,683  $ 37,281
                                                              =======  ========

                         SANCHA COMPUTER GROUP PTY LTD

3. LINE OF CREDIT

  Sancha Software Development Pty Limited had a line of credit agreement with a financial institution which provided for maximum principle borrowings of $60,000. Interest accrues at 13% per annum and amounts are secured by a debt and interest guarantee by certain stockholders.

  There were no amounts outstanding at June 30, 1997 and 1996 under this agreement.

4. STOCKHOLDERS' EQUITY

  The following table shows the shares issued and outstanding as at the end of each period:

                              JUNE 30,
                          -----------------
                          1995  1996  1997
                          ----- ----- -----
Ordinary Shares -- Par
 Value A$1, 72,000
 Shares Authorized .....  1,600 8,000 8,000
Class A Stock -- Par
 Value A$1, 2,000 Shares
 Authorized.............      1     1     1
Class B Stock -- Par
 Value A$1, 2,000 Shares
 Authorized.............      1     1     1
Class C Stock -- Par
 Value A$1, 2,000 Shares
 Authorized.............      1     1     1
Class D Stock -- Par
 Value A$1, 2,000 Shares
 Authorized.............      1     1     1
Class E Stock -- Par
 Value A$1, 2,000 Shares
 Authorized.............    --      1     1

5. RETIREMENT PLAN

  The Company has a statutory obligation under the laws of Australia to contribute certain amounts into a regulated superannuation fund on behalf of all employees, except where certain exemptions apply. The Company has no involvement with the management, control or organization of the Fund. The participants are fully vested at all times in both employee contributions and statutory employer contributions. Employer contributions to superannuation funds expensed in the financial statements for the years ended June 30, 1995, 1996 and 1997 were $49,121, $239,368 and $136,066, respectively.

6. SUBSEQUENT EVENTS

  Pursuant to a Sale Agreement dated February 26, 1998 the Company sold substantially all of the assets relating to its computer consulting business to Tier Technologies (Australia) Pty Limited, a subsidiary of Tier Technologies Inc. which is incorporated in the United States. The effective date of the sale is March 1, 1998. The financial statements do not include any adjustments to the recorded amounts of assets and liabilities which may result from this transaction.

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED FINANCIAL INFORMATION

     The unaudited pro forma condensed consolidated statements of income data for the nine months ended September 30, 1997 and the six months ended March 31, 1998 set forth below gives effect to the acquisition of certain assets and liabilities of Albanycrest Ltd ("Albanycrest") and Sancha Computer Group Pty Ltd. ("Sancha"), as if both occurred on January 1, 1997. The unaudited pro forma condensed consolidated financial information set forth below reflects certain adjustments, including adjustments to reflect the amortization of the intangible assets. The unaudited pro forma condensed consolidated financial information set forth below does not purport to represent what the consolidated results of operations or financial condition of the Company would actually have been if the Albanycrest and Sancha acquisitions and related transactions had in fact occurred on such date or to project the future consolidated results of operations or financial condition of the Company.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
              INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                             COMPANY    ALBANYCREST     SANCHA                  PRO FORMA    PRO FORMA
                          FOR THE NINE  FOR THE SIX  FOR THE NINE               BUSINESS   FOR THE NINE
                          MONTHS ENDED  MONTHS ENDED MONTHS ENDED              COMBINATION MONTHS ENDED
                          SEPTEMBER 30,   JUNE 30,   SEPTEMBER 30,             ADJUSTMENTS SEPTEMBER 30,
                              1997        1997 (1)     1997 (1)     COMBINED     (2)(3)        1997
                          ------------- ------------ ------------- ----------- ----------- -------------
Revenues................   $22,478,643   $1,366,859   $5,259,723   $29,105,225  $     --    $29,105,225
Cost of revenues........    14,916,846    1,281,856    3,473,715    19,672,417        --     19,672,417
                           -----------   ----------   ----------   -----------  ---------   -----------
Gross profit............     7,561,797       85,003    1,786,008     9,432,808        --      9,432,808
Costs and expenses:
 Selling and marketing..     1,836,082          --           --      1,836,082        --      1,836,082
 General and
  administrative........     4,397,315        7,057      671,156     5,075,528        --      5,075,528
 Depreciation and
  amortization..........       273,676          --         4,700       278,376    320,346       598,722
                           -----------   ----------   ----------   -----------  ---------   -----------
 Income from
  operations............     1,054,724       77,946    1,110,152     2,242,822   (320,346)    1,922,476
Interest income.........        70,429          --        12,656        83,085        --         83,085
Interest expense........       169,299          --           354       169,653        --        169,653
                           -----------   ----------   ----------   -----------  ---------   -----------
Income before income
 taxes..................       955,854       77,946    1,122,454     2,156,254   (320,346)    1,835,908
Provision for income
 taxes..................       383,998       17,721      161,237       562,956    171,407       734,363
                           -----------   ----------   ----------   -----------  ---------   -----------
Net income..............   $   571,856   $   60,225   $  961,217   $ 1,593,298  $(491,753)  $ 1,101,545
                           ===========   ==========   ==========   ===========  =========   ===========
Pro forma basic net
 income per share (4)...                                                                    $      0.20
                                                                                            ===========
Shares used in computing
 pro forma basic net
 income per share (4)...                                                                      5,450,773
                                                                                            ===========
Pro forma diluted net
 income per share(4)....                                                                    $      0.19
                                                                                            ===========
Shares used in computing
 pro forma diluted net
 income per share (4)...                                                                      5,845,368
                                                                                            ===========


                            See accompanying notes.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                 INCOME FOR THE SIX MONTHS ENDED MARCH 31, 1998

                            COMPANY       SANCHA                                 PRO FORMA
                          FOR THE SIX  FOR THE FIVE                PRO FORMA    FOR THE SIX
                          MONTHS ENDED MONTHS ENDED                BUSINESS     MONTHS ENDED
                           MARCH 31,   FEBRUARY 28,               COMBINATION    MARCH 31,
                              1998       1998 (1)    COMBINED   ADJUSTMENTS (3)     1998
                          ------------ ------------ ----------- --------------- ------------
Revenues................  $21,822,563   $3,060,957  $24,883,520    $     --     $24,883,520
Cost of revenues........   14,436,706    2,041,731   16,478,437          --      16,478,437
                          -----------   ----------  -----------    ---------    -----------
Gross profit............    7,385,857    1,019,226    8,405,083          --       8,405,083
Costs and expenses:
 Selling and marketing..    1,416,145          --     1,416,145          --       1,416,145
 General and
  administrative........    3,703,190      257,396    3,960,586          --       3,960,586
 Depreciation and
  amortization..........      422,851        5,085      427,936      151,872        579,808
                          -----------   ----------  -----------    ---------    -----------
Income from operations..    1,843,671      756,745    2,600,416     (151,872)     2,448,544
Interest income.........      407,799        5,181      412,980          --         412,980
Interest expense........       83,039          142       83,181          --          83,181
                          -----------   ----------  -----------    ---------    -----------
Income before income
 taxes..................    2,168,431      761,784    2,930,215     (151,872)     2,778,343
Provision for income
 taxes..................      878,216       75,054      953,270      171,959      1,125,229
                          -----------   ----------  -----------    ---------    -----------
Net income..............  $ 1,290,215   $  686,730  $ 1,976,945    $(323,831)   $ 1,653,114
                          ===========   ==========  ===========    =========    ===========
Pro forma basic net
 income per share (4)...                                                        $      0.21
                                                                                ===========
Shares used in computing
 pro forma basic net
 income per share (4)...                                                          7,690,705
                                                                                ===========
Pro forma diluted net
 income per share (4)...                                                        $      0.18
                                                                                ===========
Shares used in computing
 pro forma diluted net
 income per share (4)...                                                          9,000,800
                                                                                ===========


                            See accompanying notes.

                       NOTES TO THE UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  Pro forma and offering adjustments for statements of income for the nine months ended September 30, 1997 and the six months ended March 31, 1998 are as follows:

1. The Albanycrest and Sancha condensed statements of income are presented after translation using the local currency as the functional currency.

2. Reflects the amortization of intangible assets acquired in the Albanycrest acquisition recorded at $565,628 amortized over a six year period.

3. Reflects the amortization of intangible assets acquired in the Sancha acquisition recorded at $5,202,858 amortized over eight to fifteen years.

4. Basic net income per share is computed using the weighted average number of shares of common stock outstanding. Diluted net income per share is computed using the weighted average number of shares of common stock outstanding plus all dilutive common stock equivalents, which include stock options and convertible preferred stock. Basic and diluted net income per share amounts have been adjusted to reflect the issuance of 51,213 shares of common stock issued as part of the Sancha acquisition as if the shares had been outstanding for all periods presented.